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Exhibit 23.1

INDEPENDENT AUDITORS' CONSENT

        We consent to the incorporation by reference in this Registration Statement of Steinway Musical Instruments, Inc. on Form S-8 of our report dated February 22, 2002 appearing in the Annual Report on Form 10-K of Steinway Musical Instruments, Inc. for the year ended December 31, 2001.

/s/ Deloitte & Touche LLP
Boston, Massachusetts
July 29, 2002

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  Exhibit 23.1
INDEPENDENT AUDITORS' CONSENT